Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.1093%


        Excess Protection Level
          3 Month Average   6.04%
          June, 1999   5.28%
          May, 1999   7.61%
          April, 1999   5.21%


        Cash Yield                                  17.46%


        Investor Charge Offs                         5.06%


        Base Rate                                    7.11%


        Over 30 Day Delinquency                      4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $4,888,448,838.93